UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08476
                                                    ---------------------

                    The Gabelli Global Multimedia Trust Inc.
      -------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
      -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
      -------------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                          ---------------

                      Date of fiscal year end: December 31
                                              ------------

                     Date of reporting period: June 30, 2005
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                                                  [LOGO OMITTED]
                                        THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                               Semi-Annual Report
                                 June 30, 2005

TO OUR SHAREHOLDERS,

      During the second quarter of 2005, the Gabelli Global Multimedia Trust's (the "Trust") total return rose 0.1% on a net asset value ("NAV") basis, while the Morgan Stanley Capital International ("MSCI") World Free Index and the Lipper Global Multi-Cap Growth Fund Average rose 0.4% and 1.3%, respectively. For the six-month period ended June 30, 2005, the Trust's NAV total return declined 3.1% versus declines of 0.7% and 0.3% for the MSCI World Free Index and Lipper Global Multi-Cap Growth Fund Average, respectively, over the same period. The Trust's market price on June 30, 2005 was $10.10, which equates to a 13.30% discount to its NAV of $11.65. The Trust's market price rose 1.6% during the second quarter but declined 3.2% during the six-month period ended June 30, 2005.

      Enclosed are the financial statements and the investment portfolio as of June 30, 2005.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                      AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2005 (A)
                                      ------------------------------------------------
                                                                                                                     Since
                                                                       Year to                                     Inception
                                                              Quarter   Date    1 Year  3 Year  5 Year    10 Year  (11/15/94)
                                                              -------  -------  ------  ------  ------    -------  ----------
      GABELLI GL. MULTIMEDIA TRUST NAV RETURN (B) ..........   0.09%   (3.12)%    9.77%  13.36%  (6.43)%   11.49%   11.43%
      GABELLI GL. MULTIMEDIA TRUST INVESTMENT RETURN (C) ...   1.58    (3.18)    12.89   13.89   (1.23)    11.16    10.53

      MSCI World Free Index ................................   0.41    (0.70)    10.05   10.04   (2.08)     7.05     7.63(d)
      Nasdaq Composite Index ...............................   2.89    (5.45)     0.45   12.02  (12.31)     8.22     9.75
      Lipper Global Multi-Cap Growth Fund Average ..........   1.34    (0.29)    10.62    9.36   (8.58)     8.46     9.23

      (a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. PERFORMANCE FIGURES FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD FREE AND NASDAQ COMPOSITE INDICES ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE, WHILE THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE NASDAQ COMPOSITE INDEX.
      (b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NET ASSET VALUE ("NAV"), REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, ADJUSTMENTS FOR RIGHTS OFFERINGS, AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN BASED ON AN INITIAL NET ASSET VALUE OF $7.50.
      (c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS AND ADJUSTMENTS FOR RIGHTS OFFERINGS. SINCE INCEPTION RETURN BASED ON INITIAL OFFERING PRICE OF $7.50.
      (d) FROM NOVEMBER 30, 1994, THE DATE CLOSEST TO THE TRUST'S INCEPTION FOR WHICH DATA IS AVAILABLE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      We have separated the portfolio manager's commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager's commentary is unrestricted. The financial statements and investment portfolio are mailed separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.
--------------------------------------------------------------------------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The  following  table  presents   portfolio  holdings  as  a  percent  of  total
investments:

Entertainment .......................   17.9%
Publishing ..........................   14.4%
Hotels and Gaming ...................   10.3%
Broadcasting ........................   10.0%
Cable ...............................    8.8%
Telecommunications: Regional ........    8.4%
Telecommunications: National ........    4.9%
Computer Software and Services ......    4.7%
U.S. Treasury Bills .................    4.2%
Wireless Communications .............    3.8%
Telecommunications: Long Distance ...    2.4%
Equipment ...........................    2.1%
Satellite ...........................    1.5%
Electronics .........................    1.4%
Diversified Industrial ..............    1.3%
Consumer Services ...................    1.3%
Business Services ...................    1.1%
Business Services: Advertising ......    0.5%
Energy and Utilities ................    0.3%
Financial Services ..................    0.3%
Consumer Products ...................    0.2%
Food and Beverage ...................    0.2%
                                       -----
                                       100.0%
                                       =====

THE GABELLI GLOBAL MULTIMEDIA TRUST INC. (THE "TRUST") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED MARCH 31, 2005. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE TRUST AT 800-GABELLI (800-422-3554). THE TRUST'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

The Trust files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Trust's proxy voting policies and procedures are available without charge, upon request, (i) by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) by visiting the Securities and Exchange Commission's website at www.sec.gov.

SHAREHOLDER MEETING -- MAY 9, 2005 -- FINAL RESULTS

      The Annual Meeting of Shareholders was held on May 9, 2005 at the Hyatt Regency in Old Greenwich, Connecticut. At that meeting, common and preferred shareholders voting together as a single class elected Frank J. Fahrenkopf, Jr., Werner J. Roeder, MD and Salvatore J. Zizza as Directors of the Trust. There were 12,978,705 votes, 12,954,766 votes and 12,985,336 votes cast in favor of each Director and 511,504 votes, 505,443 votes and 474,873 votes withheld for each Director, respectively.

      Mario J. Gabelli, Thomas E. Bratter, Anthony J. Colavita, James P. Conn, Karl Otto Pohl and Anthony R. Pustorino continue to serve in their capacities as Directors of the Trust.

      We thank you for your participation and appreciate your continued support.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2005 (UNAUDITED)

                                                                      MARKET
  SHARES                                                COST          VALUE
-----------                                         ------------   ------------
              COMMON STOCKS -- 94.7%
              COPYRIGHT/CREATIVITY COMPANIES -- 45.2%
              BUSINESS SERVICES: ADVERTISING -- 0.5%
      5,000   Donnelley (R.H.) Corp.+ ...........   $     60,933   $    309,900
     20,000   Harte-Hanks Inc. ..................        147,611        594,600
      4,200   Havas SA ..........................         20,733         22,974
      2,000   Publicis Groupe ...................         13,971         59,128
                                                    ------------   ------------
                                                         243,248        986,602
                                                    ------------   ------------
              COMPUTER SOFTWARE AND SERVICES -- 4.7%
     36,500   Activision Inc.+ ..................        515,276        602,980
      5,000   America Online Latin
                America Inc., Cl. A+ ............          2,150            250
     60,000   Ask Jeeves Inc.+ ..................      1,739,230      1,811,400
      3,000   Atlus Co. Ltd. ....................         17,662         20,476
      9,473   CNET Networks Inc.+ ...............        102,468        111,213
      3,230   EarthLink Inc.+ ...................         45,250         27,972
     10,200   Electronic Arts Inc.+ .............        506,068        577,422
      1,000   EMC Corp.+ ........................          6,600         13,710
        100   Google Inc., Cl. A+ ...............          8,860         29,415
     10,000   Jupitermedia Corp.+ ...............         12,067        171,300
      1,000   Maxtor Corp.+ .....................          9,243          5,200
     60,000   Microsoft Corp. ...................      1,352,544      1,490,400
     13,800   Mobius Management Systems Inc.+ ...         88,365         91,080
      1,000   NAVTEQ Corp.+ .....................         37,295         37,180
      2,000   Pixar+ ............................         39,153        100,100
    140,000   Yahoo! Inc.+ ......................      3,817,112      4,851,000
                                                    ------------   ------------
                                                       8,299,343      9,941,098
                                                    ------------   ------------
              CONSUMER PRODUCTS -- 0.2%
      6,000   Department 56 Inc.+ ...............         65,655         61,500
        400   eBay Inc.+ ........................          6,163         13,204
     18,000   Mattel Inc. .......................        205,133        329,400
                                                    ------------   ------------
                                                         276,951        404,104
                                                    ------------   ------------
              ELECTRONICS -- 1.4%
      5,000   Freescale Semiconductor Inc.,
                Cl. B+ ..........................         54,885        105,900
      5,000   Intel Corp. .......................        154,345        130,300
      3,570   Royal Philips Electronics NV,
                ADR .............................         29,368         89,928
     10,000   Samsung Electronics Co. Ltd.,
                GDR (b) .........................      1,805,500      2,389,937
      8,000   Sony Corp., ADR ...................        228,628        275,520
      6,000   Zoran Corp.+ ......................         93,171         79,740
                                                    ------------   ------------
                                                       2,365,897      3,071,325
                                                    ------------   ------------
              ENTERTAINMENT -- 13.4%
      3,600   Aruze Corp. .......................         97,455         76,116
     60,000   Canal Plus, ADR+ ..................         10,818         97,500

                                                                      MARKET
  SHARES                                                COST          VALUE
-----------                                         ------------   ------------
      1,161   Corporacion Interamericana
                de Entretenimiento SA de CV,
                Cl. B+ ..........................   $      2,441   $      2,312
     25,000   Crown Media Holdings Inc.,
                Cl. A+ ..........................        146,640        235,750
     31,622   EMI Group plc .....................        108,730        143,909
     30,000   EMI Group plc, ADR ................        394,397        273,168
    250,000   Gemstar-TV Guide International
                Inc.+ ...........................      1,722,197        897,500
     70,000   GMM Grammy Public Co. Ltd. ........         55,457         21,343
        481   Henley LP+ (c) ....................              0          1,443
     77,843   Liberty Global Inc., Cl. A+ .......      1,899,677      3,632,955
    722,715   Liberty Media Corp., Cl. A+ .......      2,239,611      7,364,466
    100,000   Shaw Brothers (Hong Kong)
                Ltd. ............................        145,929        124,823
     90,000   Six Flags Inc.+ ...................        539,353        418,500
     70,000   SMG plc ...........................        205,497        119,775
     85,000   The Walt Disney Co. ...............      1,972,305      2,140,300
    200,000   Time Warner Inc.+ .................      3,192,596      3,342,000
    140,000   Viacom Inc., Cl. A ................      2,104,965      4,510,800
    166,000   Vivendi Universal SA, ADR .........      5,114,673      5,200,780
      4,000   World Wrestling Entertainment
                Inc. ............................         47,930         45,680
                                                    ------------   ------------
                                                      20,000,671     28,649,120
                                                    ------------   ------------
              FINANCIAL SERVICES -- 0.3%
     10,000   H&R Block Inc. ....................        258,838        583,500
                                                    ------------   ------------
              HOTELS AND GAMING -- 10.3%
     10,000   Argosy Gaming Co.+ ................        461,905        466,100
      8,000   Aztar Corp.+ ......................         40,900        274,000
     13,000   Churchill Downs Inc. ..............        409,690        552,370
    165,000   Gaylord Entertainment Co.+ ........      4,205,403      7,670,850
      5,000   Greek Organization of Football
                Prognostics SA ..................         54,100        144,734
     32,000   GTECH Holdings Corp. ..............        150,844        935,680
      5,528   Harrah's Entertainment Inc. .......        217,460        398,367
    850,000   Hilton Group plc ..................      3,416,267      4,359,423
     70,000   International Game Technology .....      2,086,188      1,970,500
     10,000   Kerzner International Ltd.+ .......        487,664        569,500
      5,000   Las Vegas Sands Corp.+ ............        210,000        178,750
     55,000   Magna Entertainment Corp., Cl.
                 A+ .............................        358,030        310,200
     78,000   MGM Mirage+ .......................      1,210,436      3,087,240
     36,900   Pinnacle Entertainment Inc.+ ......        653,967        721,764
      6,000   Starwood Hotels & Resorts
                Worldwide Inc. ..................        185,708        351,420
                                                    ------------   ------------
                                                      14,148,562     21,990,898
                                                    ------------   ------------


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                                      MARKET
  SHARES                                                COST          VALUE
-----------                                         ------------   ------------
              COMMON STOCKS (CONTINUED)
              COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
              PUBLISHING -- 14.4%
     20,000   Arnoldo Mondadori Editore SpA .....   $     63,827   $    190,599
     98,000   Belo Corp., Cl. A .................      1,532,090      2,349,060
      1,000   Dow Jones & Co. Inc. ..............         46,722         35,450
     20,000   EMAP plc ..........................        207,970        278,788
     15,000   Gannett Co. Inc. ..................        883,908      1,066,950
      2,833   Golden Books Family
                Entertainment Inc.+ .............              0              9
      2,000   Hollinger International Inc.,
                Cl. A ...........................         26,475         20,020
    144,400   Independent News & Media plc ......        193,226        445,603
     12,000   Journal Register Co.+ .............        193,975        210,120
     15,000   Knight-Ridder Inc. ................        659,380        920,100
     50,000   Lee Enterprises Inc. ..............      1,107,924      2,004,500
     19,000   McClatchy Co., Cl. A ..............        517,138      1,243,360
     40,000   McGraw-Hill Companies Inc. ........      1,243,770      1,770,000
     23,000   Media General Inc., Cl. A .........      1,038,401      1,489,480
     27,000   Meredith Corp. ....................        636,668      1,324,620
    100,000   Nation Multimedia Group plc .......         84,677         28,796
    100,000   New Straits Times Press Berhad+ ...        296,714         81,053
    326,414   News Corp., Cl. A .................      4,069,172      5,281,379
     40,000   News Corp., Cl. B .................        396,739        674,400
    150,000   Oriental Press Group Ltd. .........         46,315         44,396
    100,000   Penton Media Inc.+ ................         86,720         35,000
     10,000   Playboy Enterprises Inc., Cl. A+ ..         97,125        114,850
    974,000   Post Publishing plc ...............         47,100        127,274
    200,000   PRIMEDIA Inc.+ ....................        980,335        810,000
     90,000   Reader's Digest Association Inc. ..      1,506,323      1,485,000
      1,000   Scholastic Corp.+ .................         16,500         38,550
    251,520   SCMP Group Ltd. ...................        181,457        110,046
     64,000   Scripps (E.W.) Co., Cl. A .........      2,887,044      3,123,200
    252,671   Singapore Press Holdings Ltd. .....        742,032        644,473
        300   Spir Communication ................         23,329         64,259
     15,000   Telegraaf Media Groep NV ..........        285,271        330,372
     45,000   Thomas Nelson Inc. ................        533,873        979,200
     84,000   Tribune Co. .......................      3,528,623      2,955,120
     12,353   United Business Media plc .........        123,285        109,668
     10,000   VNU NV ............................        294,141        279,183
        800   Wiley (John) & Sons Inc., Cl. B ...          5,693         31,920
      4,000   Wolters Kluwer NV - CVA ...........         90,625         76,579
                                                    ------------   ------------
                                                      24,674,567     30,773,377
                                                    ------------   ------------
              TOTAL COPYRIGHT/CREATIVITY
                COMPANIES .......................     70,268,077     96,400,024
                                                    ------------   ------------

                                                                      MARKET
  SHARES                                                COST          VALUE
-----------                                         ------------   ------------
              DISTRIBUTION COMPANIES -- 49.5%
              BROADCASTING -- 9.4%
      1,560   Asahi Broadcasting Corp. ..........   $     62,912   $    137,420
     18,000   CanWest Global Communications
                Corp.+ ..........................        156,992        199,800
     18,000   CanWest Global Communications
                 Corp., Sub-Voting+ .............         92,011        200,098
      6,400   Chubu-Nippon Broadcasting Co.,
                Ltd. ............................         46,375         78,420
      5,000   Clear Channel Communications
                Inc. ............................        216,657        154,650
     20,000   Cogeco Inc. .......................        388,830        438,459
      8,333   Corus Entertainment Inc., Cl. B ...         33,927        212,882
      9,000   Cox Radio Inc., Cl. A+ ............         55,500        141,750
        166   Emmis Communications Corp.,
                Cl. A+ ..........................          1,741          2,933
     30,020   Fisher Communications Inc.+ .......      1,574,095      1,419,646
        228   Fuji Television Network Inc. ......        526,693        441,980
     60,000   Granite Broadcasting Corp.+ .......        190,522         13,200
     95,000   Gray Television Inc. ..............      1,229,101      1,145,700
     10,000   Gray Television Inc., Cl. A .......        121,313        113,000
     10,000   Grupo Radio Centro, SA de CV,
                ADR+ ............................         46,871         72,300
     30,000   Hearst-Argyle Television Inc. .....        302,404        735,000
      4,550   Lagardere SCA .....................        100,163        337,255
    151,000   Liberty Corp. .....................      6,950,356      5,558,310
     52,000   Lin TV Corp., Cl. A+ ..............      1,040,310        722,280
      5,140   Media Prima Berhad+ ...............              0          2,232
      4,000   Metropole Television SA ...........         35,208        101,653
      1,200   Nippon Broadcasting System Inc. ...         29,276         67,947
      7,000   Nippon Television Network Corp. ...      1,078,903        952,394
      4,650   NRJ Group .........................         22,694        104,554
      1,000   NTN Communications Inc.+ ..........            862          1,880
     80,000   Paxson Communications Corp.+ ......        482,626         48,000
        500   Radio One Inc., Cl. A+ ............          5,510          6,365
      1,000   Radio One Inc., Cl. D+ ............         11,428         12,770
      1,500   RTL Group (Brussels) ..............         76,363        106,191
      3,500   RTL Group (New York) ..............        113,838        247,991
      1,906   SAGA Communications Inc., Cl. A+ ..          9,709         26,684
     79,000   Salem Communications Corp.,
                Cl. A+ ..........................      1,276,370      1,567,360
      2,000   SBS Broadcasting SA+ ..............         42,022         94,260
     80,000   Sinclair Broadcast Group Inc.,
                Cl. A ...........................        824,936        726,400


                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2005 (UNAUDITED)

                                                                      MARKET
  SHARES                                                COST          VALUE
-----------                                         ------------   ------------
              COMMON STOCKS (CONTINUED)
              DISTRIBUTION COMPANIES (CONTINUED)
              BROADCASTING (CONTINUED)
     25,000   Societe Television Francaise 1 ....   $    249,649   $    664,980
      5,000   Spanish Broadcasting System
                Inc., Cl. A+ ....................         43,950         49,950
     50,000   Television Broadcasts Ltd. ........        187,673        282,460
    110,000   Tokyo Broadcasting System Inc. ....      1,662,133      1,820,936
        258   TV Asahi Corp. ....................        434,628        553,638
     15,000   TV Azteca, SA de CV, ADR ..........         67,797        114,600
     26,000   Ulster Television plc .............        105,595        218,247
     55,000   Young Broadcasting Inc., Cl. A+ ...      1,466,095        228,250
                                                    ------------   ------------
                                                      21,364,038     20,124,825
                                                    ------------   ------------
              BUSINESS SERVICES -- 0.6%
     15,000   Carlisle Holdings Ltd. ............         78,754         93,750
     40,000   Cendant Corp. .....................        433,521        894,800
        500   CheckFree Corp.+ ..................          5,520         17,030
      1,000   Convergys Corp.+ ..................         17,738         14,220
        500   Dun and Bradstreet Corp.+ .........          6,320         30,825
      8,000   Interactive Data Corp. ............         52,250        166,240
      2,000   Moody's Corp. .....................         20,012         89,920
      2,500   Traffix Inc. ......................         12,500         12,550
                                                    ------------   ------------
                                                         626,615      1,319,335
                                                    ------------   ------------
              CABLE -- 8.8%
     16,578   Austar United
                Communications Ltd.+ ............         22,427         12,367
    200,000   Cablevision Systems Corp.,
                Cl. A+ ..........................      4,048,601      6,440,000
     40,000   Charter Communications Inc.,
                Cl. A+ ..........................         57,550         47,200
     40,400   Cogeco Cable Inc. .................        828,167        893,601
     35,000   Comcast Corp., Cl. A+ .............      1,005,485      1,074,500
      7,000   Comcast Corp., Cl. A, Special+ ....         53,073        209,650
     15,000   Mediacom Communications Corp.,
                Cl. A+ ..........................        126,904        103,050
    260,345   Rogers Communications Inc.,
                Cl. B, New York .................      2,120,383      8,560,144
      9,655   Rogers Communications Inc.,
                Cl. B, Toronto ..................        148,206        316,790
     11,000   Shaw Communications Inc.,Cl. B,
                New York ........................        103,451        228,470
     39,000   Shaw Communications Inc., Cl. B,
                Toronto .........................        105,571        811,704
         28   Telewest Global Inc.+ .............         37,282            638
                                                    ------------   ------------
                                                       8,657,100     18,698,114
                                                    ------------   ------------

                                                                      MARKET
  SHARES                                                COST          VALUE
-----------                                         ------------   ------------
              CONSUMER SERVICES -- 1.3%
      4,000   Bowlin Travel Centers Inc.+ .......   $      3,022   $      7,500
    112,400   IAC/InterActiveCorp+ ..............      2,658,200      2,703,220
      2,000   Martha Stewart Living Omnimedia
                Inc., Cl. A+ ....................         16,500         58,360
      4,000   TiVo Inc.+ ........................         27,943         26,720
                                                    ------------   ------------
                                                       2,705,665      2,795,800
                                                    ------------   ------------
              DIVERSIFIED INDUSTRIAL -- 1.3%
     42,000   Bouygues SA .......................      1,074,060      1,741,317
     30,000   General Electric Co. ..............        945,500      1,039,500
      7,700   Hutchison Whampoa Ltd. ............         71,267         69,608
      7,908   Malaysian Resources Corp.
                Berhad+ .........................         41,566          1,010
                                                    ------------   ------------
                                                       2,132,393      2,851,435
                                                    ------------   ------------
              ENERGY AND UTILITIES -- 0.3%
     30,000   El Paso Electric Co.+ .............        241,314        613,500
                                                    ------------   ------------
              ENTERTAINMENT -- 4.5%
      4,000   Blockbuster Inc., Cl. A ...........         41,950         36,480
      3,150   British Sky Broadcasting Group
                plc, ADR ........................         56,080        118,251
      1,000   DreamWorks Animation SKG Inc.,
                Cl. A+ ..........................         28,000         26,200
    100,000   GC Companies Inc.+ ................        241,092         86,000
    147,000   Grupo Televisa SA, ADR ............      5,031,000      9,127,230
     15,000   Regal Entertainment Group, Cl. A ..        207,235        283,200
                                                    ------------   ------------
                                                       5,605,357      9,677,361
                                                    ------------   ------------
              EQUIPMENT -- 2.1%
      4,000   Agere Systems Inc.+ ...............        102,129         48,000
     11,450   American Tower Corp., Cl. A+ ......        134,266        240,679
      1,000   Amphenol Corp., Cl. A .............          7,794         40,170
     30,000   Andrew Corp.+ .....................        121,405        382,800
        416   Avaya Inc.+ .......................          9,761          3,461
      2,000   CommScope Inc.+ ...................         29,407         34,820
     90,000   Corning Inc.+ .....................        825,299      1,495,800
      3,000   Furukawa Electric Co. Ltd.+ .......         22,588         11,631
      1,500   L-3 Communications Holdings Inc. ..         16,500        114,870
     80,000   Lucent Technologies Inc.+ .........        486,490        232,800
     60,000   Motorola Inc. .....................        672,385      1,095,600
     30,000   Nortel Networks Corp.+ ............        140,250         78,300
     12,000   QUALCOMM Inc. .....................         29,959        396,120
      6,000   Scientific-Atlanta Inc. ...........         50,804        199,620
     40,000   Sycamore Networks Inc.+ ...........        136,260        138,000
        200   Trestle Holdings Inc.+ ............          2,500            250
                                                    ------------   ------------
                                                       2,787,797      4,512,921
                                                    ------------   ------------


                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2005 (UNAUDITED)

                                                                      MARKET
  SHARES                                                COST           VALUE
-----------                                         ------------   ------------
              COMMON STOCKS (CONTINUED)
              DISTRIBUTION COMPANIES (CONTINUED)
              FOOD AND BEVERAGE -- 0.2%
     30,000   Allied Domecq plc .................   $    183,988   $    362,819
      5,282   Compass Group plc .................         37,648         22,192
                                                    ------------   ------------
                                                         221,636        385,011
                                                    ------------   ------------
              SATELLITE -- 1.5%
        300   Asia Satellite
                 Telecommunications
                 Holdings Ltd., ADR .............          5,693          5,283
     80,000   DIRECTV Group Inc.+ ...............      1,347,414      1,240,000
     40,000   EchoStar Communications Corp.,
                 Cl. A ..........................        469,187      1,206,000
      8,000   Lockheed Martin Corp. .............        222,900        518,960
      3,000   Loral Space &
                 Communications Ltd.+ ...........            510            870
     27,200   Pegasus Communications Corp.,
                 Cl. A+ .........................        196,534        106,080
      6,000   PT Indosat Tbk, ADR ...............         58,079        171,360
         30   SKY Perfect Communications Inc. ...         15,471         22,613
                                                    ------------   ------------
                                                       2,315,788      3,271,166
                                                    ------------   ------------
              TELECOMMUNICATIONS: LONG DISTANCE -- 2.4%
     30,000   AT&T Corp. ........................        746,835        571,200
      1,000   Embratel Participacoes SA, ADR+ ...          4,150         10,540
     35,000   Philippine Long Distance
                 Telephone Co., ADR .............        597,989      1,016,750
     65,000   Sprint Corp. ......................      1,136,075      1,630,850
      1,000   Startec Global
                 Communications Corp.+ ..........          4,646              2
      1,666   Talk America Holdings Inc.+ .......          2,529         16,677
    605,500   Telecom Italia SpA ................      1,680,518      1,890,493
                                                    ------------   ------------
                                                       4,172,742      5,136,512
                                                    ------------   ------------
              TELECOMMUNICATIONS: NATIONAL -- 4.9%
      9,000   BT Group plc, ADR .................        375,870        374,400
      5,000   China Telecom Corp. Ltd., ADR .....        126,250        178,000
      5,000   China Unicom Ltd., ADR ............         38,450         41,900
     40,000   Compania de Telecomunicaciones de
                 Chile SA, ADR ..................        665,851        406,800
    162,000   Deutsche Telekom AG, ADR ..........      2,279,995      2,984,040
     50,000   Elisa Oyj, Cl. A ..................        527,900        782,971
      3,000   France Telecom SA, ADR ............         48,120         87,420
      3,305   Hellenic Telecommunications
                 Organization SA+ ...............         39,578         64,153
        500   Magyar Telekom, ADR ...............          9,650         10,700

                                                                      MARKET
  SHARES                                                COST           VALUE
-----------                                         ------------   ------------
         20   Nippon Telegraph & Telephone
                 Corp. ..........................   $    123,433   $     85,655
      4,320   PT Telekomunikasi Indonesia, ADR ..         18,513         90,072
      6,000   Rostelecom, ADR ...................         41,408         72,300
     45,000   Swisscom AG, ADR ..................      1,217,835      1,467,900
      2,000   Telecom Corp. of New Zealand
                 Ltd., ADR ......................         31,000         67,180
     57,200   Telefonica SA, ADR ................      1,349,134      2,797,080
     38,000   Telefonos de Mexico SA de CV,
                 Cl. L, ADR .....................        177,884        717,820
     18,172   TeliaSonera AB ....................         51,070         86,767
      2,400   Telstra Corp. Ltd., ADR ...........         30,324         46,440
                                                    ------------   ------------
                                                       7,152,265     10,361,598
                                                    ------------   ------------
              TELECOMMUNICATIONS: REGIONAL -- 8.4%
      4,266   Aliant Inc. .......................         39,187         92,966
      7,000   ALLTEL Corp. ......................        372,121        435,960
      9,557   ATX Communications Inc.+ ..........         24,550            109
     38,000   BCE Inc. ..........................        807,621        899,840
      4,000   Brasil Telecom Participacoes
                 SA, ADR ........................        231,475        144,400
     45,000   CenturyTel Inc. ...................      1,384,677      1,558,350
      2,000   Choice One Communications Inc.+ ...            700              0
    110,000   Cincinnati Bell Inc.+ .............        860,389        473,000
    140,000   Citizens Communications Co. .......      1,635,378      1,881,600
     50,000   Commonwealth Telephone
                 Enterprises Inc. ...............      1,136,673      2,095,500
      5,000   MCI Inc. ..........................        129,930        128,550
      3,000   Metromedia InternationalGroup
                 Inc.+ ..........................            345          3,960
    345,000   Qwest Communications
                 International Inc.+ ............      1,860,549      1,279,950
      6,000   SBC Communications Inc. ...........        145,321        142,500
     18,432   Tele Norte Leste Participacoes
                 SA, ADR ........................        252,380        306,893
     10,000   Telecom Argentina SA, Cl. B,
                 ADR+ ...........................         26,440        119,400
     68,000   Telephone & Data Systems Inc. .....      2,114,041      2,775,080
     68,000   Telephone & Data Systems Inc.,
                 Special ........................      2,722,150      2,607,120
     45,000   TELUS Corp. .......................        810,821      1,581,538
      4,000   Time Warner Telecom Inc., Cl. A+ ..         25,000         23,680
     40,000   Verizon Communications Inc. .......      1,491,890      1,382,000
                                                    ------------   ------------
                                                      16,071,638     17,932,396
                                                    ------------   ------------


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2005 (UNAUDITED)

                                                                      MARKET
  SHARES                                                COST           VALUE
-----------                                         ------------   ------------
              COMMON STOCKS (CONTINUED)
              DISTRIBUTION COMPANIES (CONTINUED)
              WIRELESS COMMUNICATIONS -- 3.8%
     34,000   America Movil SA de CV,
                 Cl. L, ADR .....................   $    531,002   $  2,026,740
        102   Hutchison Telecommunications
                 International Ltd.+ ............             79            101
    240,000   Jasmine International Public Co.
                 Ltd.+ (c) ......................          5,040          3,020
        500   NTT DoCoMo Inc. ...................        762,806        739,338
    296,000   O2 plc+ ...........................        264,821        722,591
     31,500   Price Communications Corp.+ .......        293,906        544,950
     10,800   Rural Cellular Corp., Cl. A+ ......         22,788         56,700
     37,000   SK Telecom Co. Ltd., ADR ..........        828,800        754,800
      2,449   Tele Centro Oeste Celular
                 Participacoes SA, ADR ..........          7,341         24,661
        190   Tele Leste Celular
                 Participacoes SA, ADR+ .........          5,082          1,511
        330   Tele Norte Celular Participacoes
                 SA, ADR+ .......................          5,098          2,096
        825   Telemig Celular Participacoes SA,
                 ADR ............................         23,843         26,936
      8,913   Telesp Celular Participacoes SA,
                 ADR+ ...........................        221,768         38,059
      3,178   Tim Participacoes SA, ADR .........         38,554         50,212
     15,000   Total Access Communication plc+ ...         66,339         48,000
     30,000   United States Cellular Corp.+ .....      1,127,335      1,498,200
     18,000   Vimpel-Communications, ADR+ .......        120,775        612,540
     12,650   Vodafone Group plc, ADR ...........        203,637        307,648
     15,000   Western Wireless Corp., Cl. A+ ....         46,710        634,500
                                                    ------------   ------------
                                                       4,575,724      8,092,603
                                                    ------------   ------------
              TOTAL DISTRIBUTION COMPANIES ......     78,630,072    105,772,577
                                                    ------------   ------------
              TOTAL COMMON STOCKS ...............    148,898,149    202,172,601
                                                    ------------   ------------
              PREFERRED STOCKS -- 0.7%
              BROADCASTING -- 0.6%
      1,063   Granite Broadcasting Corp.,
                 12.750% Pfd.+ (c) ..............        439,683        324,215
        100   Gray Television Inc.,
                 8.000% Cv. Pfd.,
                 Ser. C (b)(c)(d) ...............      1,000,000      1,020,000
                                                    ------------   ------------
                                                       1,439,683      1,344,215
                                                    ------------   ------------

                                                                      MARKET
  SHARES                                                COST           VALUE
-----------                                         ------------   ------------
              BUSINESS SERVICES -- 0.1%
     11,241   Interep National Radio Sales
                 Inc., 4.000% Cv. Pfd., Ser.
                 A+ (b)(c)(d) ...................   $  1,081,573   $    250,144
                                                    ------------   ------------
              TOTAL PREFERRED STOCKS ............      2,521,256      1,594,359
                                                    ------------   ------------
              RIGHTS -- 0.0%
              BROADCASTING -- 0.0%
      5,140   Media Prima Berhad, expire
                 07/18/08, Zero Coupon, + .......          1,353          1,332
                                                    ------------   ------------
              WARRANTS -- 0.0%
              BROADCASTING -- 0.0%
      5,140   Media Prima Berhad, expire
                 07/31/08+ ......................            135            730
                                                    ------------   ------------
              BUSINESS SERVICES -- 0.0%
     62,500   Interep National Radio Sales Inc.,
                 expire 05/06/07+ (b)(d) ........              0              0
                                                     ------------   ------------
              COMMUNICATIONS EQUIPMENT -- 0.0%
        541   Lucent Technologies Inc., expire
                 12/10/07+ ......................            898            417
                                                    ------------   ------------
              PUBLISHING -- 0.0%
     25,000   Nation Multimedia Group plc,
                 expire 08/22/07+ ...............              0            672
                                                    ------------   ------------
              TOTAL WARRANTS ....................          1,033          1,819
                                                    ------------   ------------
 PRINCIPAL
  AMOUNT
-----------
              CONVERTIBLE CORPORATE BONDS -- 0.4%
              BUSINESS SERVICES -- 0.4%
$    50,000   BBN Corp., Sub. Deb. Cv.,
                 6.000%, 04/01/12+ (a)(c) .......         49,458              0
              Trans-Lux Corp., Sub. Deb. Cv.,
    300,000      8.250%, 03/01/12 ...............        292,930        301,500
    500,000      7.500%, 12/01/06 ...............        501,063        499,375
                                                    ------------   ------------
              TOTAL CONVERTIBLE
                 CORPORATE BONDS ................        843,451        800,875
                                                    ------------   ------------


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2005 (UNAUDITED)

 PRINCIPAL                                                            MARKET
  AMOUNT                                                COST           VALUE
-----------                                         ------------   ------------
              SHORT-TERM OBLIGATIONS -- 4.2%
              U.S. GOVERNMENT OBLIGATIONS -- 4.2%
$ 9,053,000   U.S. Treasury Bills, 2.681% to
                 3.049%++, 07/28/05 to
                 09/22/05 .......................   $  8,999,806   $  8,999,069
                                                    ------------   ------------
              TOTAL SHORT-TERM OBLIGATIONS ......      8,999,806      8,999,069
                                                    ------------   ------------
TOTAL INVESTMENTS -- 100.0% .....................   $161,265,048    213,570,055
                                                    ============
OTHER ASSETS IN EXCESS OF LIABILITIES ...........                       157,369

PREFERRED STOCK
  (994,100 preferred shares outstanding) ........                   (49,827,500)
                                                                   ------------
NET ASSETS -- COMMON STOCK
  (14,066,253 common shares outstanding) ........                  $163,899,924
                                                                   ============
NET ASSET VALUE PER COMMON SHARE
  ($163,899,924 / 14,066,253 shares
  outstanding) ..................................                  $      11.65
                                                                   ============

----------
(a)   Security in default.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the market value of Rule 144A securities amounted to $3,660,081 or 1.71% of total investments. Except as noted in (d), these securities are liquid.
(c) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At June 30, 2005, the market value of fair valued securities amounted to $1,598,822 or 0.75% of total investments.
(d) At June 30, 2005, the Fund held investments in restricted and illiquid securities that were valued under methods approved by the Board as follows:

                                                                                    06/30/05
ACQUISITION                                           ACQUISITION   ACQUISITION   CARRYING VALUE
  SHARES      ISSUER                                     DATE          COST         PER UNIT
-----------   ------                                  -----------   -----------   --------------
        100   Gray Television Inc., 8.000% Cv.
                 Pfd., Ser. C .....................     04/22/02    $ 1,000,000   $  10,200.0000
     11,241   Interep National Radio Sales Inc.,
                 4.000% Cv. Pfd., Ser. A ..........     05/03/02      1,081,573          22.2528
     62,500   Interep National Radio Sales Inc.
                 Warrants expire 05/06/07 .........     05/03/02             --               --

+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR   American Depository Receipt
GDR   Global Depository Receipt

                                   % OF
                                  MARKET      MARKET
                                   VALUE       VALUE
                                  ------   -------------
     GEOGRAPHIC DIVERSIFICATION
     North America ............     75.9%  $ 162,087,658
     Europe ...................     13.4      28,667,086
     Latin America ............      5.2      11,165,769
     Japan ....................      2.5       5,284,084
     Asia/Pacific .............      3.0       6,365,458
                                  ------   -------------
                                   100.0%  $ 213,57X0,055
                                  ======   =============


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2005 (UNAUDITED)

ASSETS:
   Investments, at value (cost $161,265,048) ...................   $213,570,055
   Cash and foreign currency, at value (cost $343,744) .........        343,767
   Dividends and interest receivable ...........................        274,243
   Unrealized appreciation on swap contracts ...................        189,702
   Other assets ................................................          4,680
                                                                   ------------
   TOTAL ASSETS ................................................    214,382,447
                                                                   ------------
LIABILITIES:
   Dividends payable ...........................................        397,511
   Payable for investment advisory fees ........................        134,902
   Payable for shareholder communications fees .................         45,990
   Payable for audit and legal fees ............................         24,387
   Payable for payroll expense .................................         17,599
   Other accrued expenses and liabilities ......................         34,634
                                                                   ------------
   TOTAL LIABILITIES ...........................................        655,023
                                                                   ------------
PREFERRED STOCK:
   Series B Cumulative Preferred Stock (6.00%, $25 liquidation value, $0.001 par value, 1,000,000 shares authorized with
      993,100 shares issued and outstanding) ...................     24,827,500
   Series C Cumulative Preferred Stock (Auction Rate, $25,000
      liquidation value, $0.001 par value, 1,000 shares
      authorized with 1,000 shares issued and outstanding) .....     25,000,000
                                                                   ------------
TOTAL PREFERRED STOCK ..........................................     49,827,500
                                                                   ------------
   NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS ........   $163,899,924
                                                                   ============

NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS CONSIST OF:
   Capital stock, at par value .................................   $     14,066
   Additional paid-in capital ..................................    116,392,683
   Accumulated net realized loss on investments, swap
     contracts and foreign currency transactions ...............     (5,000,176)
   Net unrealized appreciation on investments and swap
     contracts .................................................     52,494,709
   Net unrealized depreciation on foreign currency
     translations ..............................................         (1,358)
                                                                   ------------
   NET ASSETS ..................................................   $163,899,924
                                                                   ============
   NET ASSET VALUE PER COMMON SHARE:
      ($163,899,924 / 14,066,253 shares outstanding;
      196,750,000 shares authorized of $0.001 par value) .......   $      11.65
                                                                   ============

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $140,055) ................   $  3,201,338
   Interest ....................................................        200,774
                                                                   ------------
   TOTAL INVESTMENT INCOME .....................................      3,402,112
                                                                   ------------
EXPENSES:
   Investment advisory fees ....................................      1,046,789
   Shareholder communications expenses .........................        127,042
   Payroll expenses ............................................         71,520
   Shareholder services fees ...................................         33,842
   Custodian fees ..............................................         33,007
   Directors' fees .............................................         32,649
   Auction agent fees ..........................................         31,200
   Legal and audit fees ........................................         27,662
   Miscellaneous expenses ......................................         66,411
                                                                   ------------
   TOTAL EXPENSES ..............................................      1,470,122
                                                                   ------------
   LESS:
      Advisory fee reduction ...................................       (247,090)
      Custodian fee credits ....................................           (540)
                                                                   ------------
      TOTAL REDUCTIONS AND CREDITS .............................       (247,630)
                                                                   ------------
   TOTAL NET EXPENSES ..........................................      1,222,492
                                                                   ------------
   NET INVESTMENT INCOME .......................................      2,179,620
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP
   CONTRACTS AND FOREIGN CURRENCY:
   Net realized gain on investments ............................      2,134,616
   Net realized loss on swap contracts .........................       (128,483)
   Net realized loss on foreign currency transactions ..........        (12,213)
                                                                   ------------
   Net realized gain on investments, swap contracts and
     foreign currency transactions .............................      1,993,920
   Net change in unrealized appreciation/depreciation on
     investments, swap contracts and foreign currency
     translations ..............................................     (8,636,451)
                                                                   ------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY ..........     (6,642,531)
                                                                   ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........     (4,462,911)
   Total Distributions to Preferred Stock Shareholders .........     (1,093,129)
                                                                   ------------
   NET DECREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
     STOCK SHAREHOLDERS RESULTING FROM OPERATIONS ..............   $ (5,556,040)
                                                                   ============


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                            SIX MONTHS ENDED
                                                                              JUNE 30, 2005          YEAR ENDED
                                                                               (UNAUDITED)       DECEMBER 31, 2004
                                                                            ----------------     -----------------
OPERATIONS:
   Net investment income ................................................   $      2,179,620     $       1,090,976
   Net realized gain on investments, swap contracts and foreign currency
     transactions .......................................................          1,993,920             1,177,139
   Net change in unrealized appreciation/depreciation on investments,
     swap contracts and foreign currency translations ...................         (8,636,451)           23,752,164
                                                                            ----------------     -----------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......         (4,462,911)           26,020,279
                                                                            ----------------     -----------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ................................................           (574,049)*            (515,381)
   Net realized short-term gain on investments and foreign currency
     transactions .......................................................                 --*             (355,500)
   Net realized long-term gain on investments and foreign currency
     transactions .......................................................           (519,080)*            (996,178)
                                                                            ----------------     -----------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ..................         (1,093,129)           (1,867,059)
                                                                            ----------------     -----------------
   NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK
     SHAREHOLDERS RESULTING FROM OPERATIONS .............................         (5,556,040)           24,153,220
                                                                            ----------------     -----------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ................................................         (1,631,021)*                  --
   Net realized long-term gain on investments and foreign currency
     transactions .......................................................         (1,474,841)*                  --
   Return of capital ....................................................           (278,318)*                  --
                                                                            ----------------     -----------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS .....................         (3,384,180)                   --
                                                                            ----------------     -----------------
TRUST SHARE TRANSACTIONS:
   Net decrease from repurchase of common shares ........................         (1,071,764)             (444,435)
   Net increase from repurchase of preferred shares .....................                 --                 8,254
                                                                            ----------------     -----------------
   NET DECREASE IN NET ASSETS FROM TRUST SHARE TRANSACTIONS .............         (1,071,764)             (436,181)
                                                                            ----------------     -----------------
   NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK
     SHAREHOLDERS .......................................................        (10,011,984)           23,717,039
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS:
   Beginning of period ..................................................        173,911,908           150,194,869
                                                                            ----------------     -----------------
   End of period (including undistributed net investment income of $0 and
     $25,450, respectively) .............................................   $    163,899,924     $     173,911,908
                                                                            ================     =================

----------
* Amounts are subject to change and recharacterization at fiscal year end.


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The Gabelli Global Multimedia Trust Inc. (the "Trust") is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust commenced investment operations on November 15, 1994. The Trust's primary objective is long-term growth of capital with income as a secondary objective.

      The Trust will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options and warrants of companies in the telecommunications, media, publishing and entertainment industries (the "80% Policy"). The 80% Policy may be changed without shareholder approval. The Trust will provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

      Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments that are not credit impaired with remaining maturities of 60 days or less are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

      Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

      REPURCHASE AGREEMENTS. The Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

repurchase agreement, the Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Trust's holding period. The Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Trust in each agreement. The Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

      SWAP AGREEMENTS. The Trust may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Trust would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Trust periodically a variable rate payment that is intended to approximate the Trust's variable rate payment obligation on the Series C Preferred Stock. In an interest rate cap, the Trust would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Trust would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Trust will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Trust will succeed in pursuing contractual remedies. The Trust thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Trust's portfolio securities at that point in time, such a default could negatively affect the Trust's ability to make dividend payments for the Series C Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Trust's ability to make dividend payments on the Series C Preferred Stock.

      The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

      Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      The Trust has entered into two interest rate swap agreements with Citibank N.A. Under the agreement the Trust receives a variable rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swaps at June 30, 2005 are as follows:

                                                                    UNREALIZED
  NOTIONAL                    VARIABLE RATE*       TERMINATION    APPRECIATION
   AMOUNT     FIXED RATE   (RATE RESET MONTHLY)       DATE        (DEPRECIATION)
-----------   ----------   --------------------   -------------   --------------
$10,000,000     4.32%             3.15%           April 4, 2013    $   (87,528)
 15,000,000     3.27              3.15            April 4, 2008        277,230

----------
*Based on Libor (London Interbank Offered Rate).

      FUTURES CONTRACTS. The Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Trust's investments. Upon entering into a futures contract, the Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Trust recognizes a realized gain or loss when the contract is closed. At June 30, 2005, there were no open futures contracts.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, there is the risk that the Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, the Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 2005, there were no open forward foreign exchange contracts.

      FOREIGN CURRENCY TRANSLATIONS. The books and records of the Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED)(UNAUDITED)

appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      FOREIGN SECURITIES. The Trust may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from that determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Trust, timing differences and differing characterizations of distributions made by the Trust.

      Distributions to shareholders of the Trust's 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are recorded on a daily basis and are determined as described in Note 5.

      For the year  ended  December  31,  2004,  reclassifications  were made to decrease accumulated net investment income by $550,145 and to decrease accumulated net realized loss on investments, swap contracts and foreign currency transactions by $550,862 with an offsetting adjustment to paid-in capital.

      The tax characteristic of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2004
                                                              -----------------
                                                                   Preferred
                                                                   ---------
         DISTRIBUTIONS PAID FROM:
         Ordinary income (inclusive of short-term gains) ..     $    870,881
         Net long-term capital gain .......................          996,178
                                                                ------------
         Total distributions paid .........................     $  1,867,059
                                                                ============

      PROVISION FOR INCOME TAXES. The Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the Trust's policy to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED)(UNAUDITED)

      As of December 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

      Net unrealized appreciation on investments
        and foreign currency ......................   $ 56,157,509
      Other .......................................         (2,433)
                                                      ------------
      Total .......................................   $ 56,155,076
                                                      ============

      The following summarizes the tax cost of investments, swap contracts, foreign currency and related unrealized appreciation/depreciation at June 30, 2005:

                                                            GROSS           GROSS       NET UNREALIZED
                                                          UNREALIZED      UNREALIZED      APPRECIATION
                                             COST        APPRECIATION    DEPRECIATION   (DEPRECIATION)
                                        -------------   --------------   -------------  --------------
      Investments ....................  $ 166,342,131   $   60,216,615   $ (12,988,691) $   47,227,924
      Swap contracts .................             --          189,702              --         189,702
      Foreign currency ...............          1,898               --          (1,358)         (1,358)
                                                        --------------   -------------  --------------
                                                        $   60,406,317   $ (12,990,049) $   47,416,268
                                                        ==============   =============  ==============

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Trust's average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Trust's portfolio and oversees the administration of all aspects of the Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Cumulative Preferred Stock for the fiscal year.

      The Trust's total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate of each particular series of Cumulative Preferred stock for the period. For the six months ended June 30, 2005, the Trust's total return on the net asset value of the common shares did not exceed the stated dividend rate or net swap expense of all outstanding preferred stock. Thus, management fees with respect to the liquidation value of the preferred stock assets in the amount of $247,090 were not accrued.

      During the six months ended June 30, 2005, Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, received $19,178 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Trust.

      The cost of calculating the Trust's net asset value per share is a Trust expense pursuant to the Advisory Agreement. During the six months ended June 30, 2005, the Trust reimbursed the Adviser $22,500 in connection with the cost of computing the Trust's net asset value, which is included in miscellaneous expenses in the Statement of Operations.

      The Trust is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $2,636 for the six months ended June 30, 2005, which is included in payroll expenses in the Statement of Operations.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED)(UNAUDITED)

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from the sales of securities, other than short-term securities, for the six months ended June 30, 2005 aggregated $15,623,361 and $5,313,249, respectively.

5. CAPITAL. The charter permits the Trust to issue 196,750,000 shares of common stock (par value $0.001). The Board of the Trust has authorized the repurchase of up to 1,200,000 shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the shares. During the six months ended June 30, 2005, the Trust repurchased 104,000 shares of its common stock in the open market at a cost of $1,071,764 and an average discount of approximately 13.44% from its net asset value. During the year ended December 31, 2004, the Trust repurchased 48,700 shares of its common stock in the open market at a cost of $444,435 and an average discount of approximately 14.68% from its net asset value. All shares of common stock repurchased have been retired.

      Transactions in capital stock were as follows:

                                                        SIX MONTHS ENDED
                                                         JUNE 30, 2005              YEAR ENDED
                                                          (UNAUDITED)           DECEMBER 31, 2004
                                                     ----------------------   ----------------------
                                                      Shares       Amount      Shares      Amount
                                                     --------   -----------   --------   -----------
Net decrease from repurchase of common shares ....   (104,000)  $(1,071,764)   (48,700)  $  (444,435)
                                                     --------   -----------    -------   -----------
Net decrease .....................................   (104,000)  $(1,071,764)   (48,700)  $  (444,435)
                                                     ========   ===========    =======   ===========

      The Trust's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Trust is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Trust fails to meet these requirements and does not correct such failure, the Trust may be required to redeem, in part or in full, the 6.00% Series B and Series C Auction Rate Cumulative Preferred Stock at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Trust's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Trust's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

      On April 2, 2003, the Trust, as authorized by the Board, redeemed the remaining 75% (926,025 shares) of its outstanding 7.92% Cumulative Preferred Stock at the redemption price of $25.00 per share of Preferred Stock (the liquidation value), plus accumulated and unpaid dividends through the redemption date of $0.033 per Preferred Share. The Preferred Shares were callable at any time at the liquidation value plus accrued dividends following the expiration of the five-year call protection on June 1, 2002.

      On March 31, 2003, the Trust received net proceeds of $24,009,966 (after underwriting discounts of $787,500 and offering expenses of $202,534) from the public offering of 1,000,000 shares of 6.00% Series B Cumulative Preferred Stock. Commencing April 2, 2008 and thereafter, the Trust, at its option, may redeem the 6.00% Series B Cumulative Preferred Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase of the 6.00% Series B Cumulative Preferred Stock in the open market at prices less than the $25 liquidation value of the

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED)(UNAUDITED)

Cumulative Preferred Stock. During the six months ended June 30, 2005, the Trust did not repurchase any shares of 6.00% Series B Cumulative Preferred Stock. At June 30, 2005, 993,100 shares of the 6.00% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $16,552.

      On March 31, 2003, the Trust received net proceeds of $24,547,465 (after underwriting discounts of $250,000 and offering expenses of $202,535) from the public offering of 1,000 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The dividend rates of Series C Auction Rate Cumulative Preferred Stock ranged from 2.20% to 3.33% for the six months ended June 30, 2005. Existing shareholders may submit an order to hold, bid or sell such shares on each auction date. Series C Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Trust, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the six months ended June 30, 2005, the Trust did not redeem any shares of Series C Auction Rate Cumulative Preferred Stock. At June 30, 2005, 1,000 shares of the Series C Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 3.33% per share and accrued dividends amounted to $4,625.

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

6. INDUSTRY CONCENTRATION. Because the Trust primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund shares trading practices. Gabelli Asset Management Inc., the Adviser's parent company, is responding to these requests for documents and testimony. The Trust does not believe that these matters will have a material adverse effect on the Trust's financial position or the results of its operations.

8. INDEMNIFICATIONS. The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                               SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2005      ---------------------------------------------------------------
                                                (UNAUDITED)(D)     2004(D)      2003(D)       2002           2001           2000
                                               ----------------    -------      -------      -------        -------        -------
OPERATING PERFORMANCE:
   Net asset value, beginning of period .....       $ 12.27        $ 10.56      $  7.67      $ 10.52        $ 12.21        $ 19.90
                                                    -------        -------      -------      -------        -------        -------
   Net investment income (loss) .............          0.15           0.04        (0.03)       (0.00)(a)      (0.02)          0.21
   Net realized and unrealized gain (loss)
     on investments .........................         (0.46)          1.79         3.14        (2.68)         (1.44)         (4.74)
                                                    -------        -------      -------      -------        -------        -------
   Total from investment operations .........         (0.31)          1.83         3.11        (2.68)         (1.46)         (4.53)
                                                    -------        -------      -------      -------        -------        -------
DISTRIBUTIONS TO PREFERRED STOCK
   SHAREHOLDERS:
   Net investment income ....................         (0.04)(g)      (0.04)          --           --             --          (0.02)
   Net realized gain on investments .........         (0.04)(g)      (0.09)       (0.13)       (0.17)         (0.17)         (0.18)
                                                    -------        -------      -------      -------        -------        -------
   Total distributions to preferred stock
     shareholders ...........................         (0.08)         (0.13)       (0.13)       (0.17)         (0.17)         (0.20)
                                                    -------        -------      -------      -------        -------        -------
   NET INCREASE (DECREASE) IN NET ASSETS
     ATTRIBUTABLE TO COMMON STOCK
     SHAREHOLDERS RESULTING FROM
     OPERATIONS .............................         (0.39)          1.70         2.98        (2.85)         (1.63)         (4.73)
                                                    -------        -------      -------      -------        -------        -------

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ....................         (0.12)(g)         --           --           --           0.00(a)       (0.16)
   Net realized gain on investments .........         (0.10)(g)         --           --           --          (0.06)         (1.41)
   Return of capital ........................         (0.02)(g)         --           --           --             --             --
                                                    -------        -------      -------      -------        -------        -------
   Total distributions to common stock
     shareholders ...........................         (0.24)            --           --           --          (0.06)         (1.57)
                                                    -------        -------      -------      -------        -------        -------
CAPITAL SHARE TRANSACTIONS:
   Increase (decrease) in net asset value
     from common stock share transactions ...          0.01           0.01         0.01         0.00(a)          --          (1.35)
   Increase in net asset value from
     repurchases of preferred shares ........            --           0.00(a)        --           --             --             --
   Offering expenses charged to  paid-in
     capital ................................            --             --        (0.10)          --             --          (0.04)
                                                    -------        -------      -------      -------        -------        -------
   Total capital share transactions .........          0.01           0.01        (0.09)        0.00(a)          --          (1.39)
                                                    -------        -------      -------      -------        -------        -------

   NET ASSET VALUE ATTRIBUTABLE TO COMMON
     STOCK SHAREHOLDERS, END OF PERIOD ......       $ 11.65        $ 12.27      $ 10.56      $  7.67        $ 10.52        $ 12.21
                                                    =======        =======      =======      =======        =======        =======
   Net asset value total return + ...........          (3.1)%         16.2%        37.7%       (27.1)%        (13.3)%        (24.9)%
                                                    =======        =======      =======      =======        =======        =======
   Market value, end of period ..............       $ 10.10        $ 10.68      $  9.07      $  6.40        $  9.01        $ 10.31
                                                    =======        =======      =======      =======        =======        =======
   Total investment return ++ ...............          (3.2)%         17.8%        41.7%       (29.0)%        (12.1)%        (35.0)%
                                                    =======        =======      =======      =======        =======        =======


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                     SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                                      JUNE 30, 2005     -----------------------------------------------------------
                                                     (UNAUDITED)(D)      2004(D)    2003(D)        2002         2001         2000
                                                     ----------------   --------   ---------    ---------    ---------    ---------
RATIOS AND SUPPLEMENTAL DATA:
   Net assets including liquidation value of
     preferred shares, end of period (in 000's) ...     $213,727        $223,739   $ 200,195    $ 132,683    $ 181,539    $ 205,893
   Net assets attributable to common shares, end
     of period (in 000's) .........................     $163,900        $173,912   $ 150,195    $ 109,533    $ 150,672    $ 175,026
   Ratio of net investment income (loss) to
     average net assets attributable to common
     shares .......................................         2.64%(e)        0.71%      (0.36)%      (0.04)%      (0.18)%       1.36%
   Ratio of operating expenses to average net
     assets attributable to common stock before
     fee reduction ................................         1.78%(e)        1.87%       1.81%        1.46%        1.34%        1.46%
   Ratio of operating expenses to average net
     assets attributable to common stock net of
     fee reduction (f) ............................         1.48%(e)        1.87%       1.81%        1.46%        1.34%        1.46%
   Ratio of operating expenses to average net
     assets including liquidation value of
     preferred shares before fee reduction ........         1.37%(e)        1.41%       1.35%        1.18%        1.13%        1.27%
   Ratio of operating expenses to average net
     assets including liquidation value of
     preferred shares net of fee reduction (f) ....         1.14%(e)        1.41%       1.35%        1.18%        1.13%        1.27%
   Portfolio turnover rate ........................          2.6%            7.5%       10.9%        16.6%        25.4%        29.9%

PREFERRED STOCK:
   7.92% CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ....           --              --          --    $  23,150    $  30,867    $  30,867
   Total shares outstanding (in 000's) ............           --              --          --          926        1,235        1,235
   Liquidation preference per share ...............           --              --          --    $   25.00    $   25.00    $   25.00
   Average market value (b) .......................           --              --          --    $   25.75    $   25.50    $   23.54
   Asset coverage per share .......................           --              --          --    $  143.29    $  147.00    $  166.72
   6.00% CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ....     $ 24,828        $ 24,828   $  25,000           --           --           --
   Total shares outstanding (in 000's) ............          993             993       1,000           --           --           --
   Liquidation preference per share ...............     $  25.00        $  25.00   $   25.00           --           --           --
   Average market value (b) .......................     $  24.99        $  24.84   $   25.28           --           --           --
   Asset coverage per share .......................     $ 107.23        $ 112.26   $  100.10
   AUCTION RATE CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ....     $ 25,000        $ 25,000   $  25,000           --           --           --
   Total shares outstanding (in 000's) ............            1               1           1           --           --           --
   Liquidation preference per share ...............     $ 25,000        $ 25,000   $  25,000           --           --           --
   Average market value (b) .......................     $ 25,000        $ 25,000   $  25,000           --           --           --
   Asset coverage per share .......................     $107,234        $112,257   $ 100,097
   ASSET COVERAGE (C) .............................          429%            449%        400%         573%         588%         667%

----------
+ Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
++ Based on market value per share, adjusted for reinvestment of distributions on the payment date, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
(a)   Amount represents less than $0.005 per share.
(b)   Based on weekly prices.
(c)   Asset coverage is calculated by combining all series of preferred stock.
(d)   See Note 2 to Financial Statements (Swap Agreements).
(e)   Annualized.
(f) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. For the six months ended June 30, 2005, the effect of the custodian fee credits was minimal.
(g)   Amounts are subject to change and recharacterization at fiscal year end.


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
           BOARD CONSIDERATION AND RE-APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), contemplates that the Board of Directors (the "Board") of The Gabelli Global Multimedia Trust Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), are required to annually review and re-approve the terms of the Fund's existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Management Agreement (the "Management Agreement") with Gabelli Funds, LLC (the "Adviser") for the Fund.

More specifically, at a meeting held on May 18, 2005, the Board, including the Independent Directors meeting in executive session with their counsel, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Management Agreement.

NATURE, EXTENT, AND QUALITY OF SERVICES. The Board received and considered various data and information regarding the nature, quality and extent of administrative and shareholder services provided to the Fund by the Adviser under the Management Agreement, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Directors in their capacity as directors and other services. Specifically, the Board received and considered information regarding the size, education and experience of the Adviser's staff, the Adviser's fundamental research capabilities and the Adviser's approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Based on the above factors, together with those referenced below, the Board concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

FUND PERFORMANCE. The Board reviewed and considered information as to short-term and long-term investment performance for the Fund over various periods of time as compared to both relevant equity indices and the performance of the Fund's Lipper, Inc. peer group. The Board concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategies being pursued by the Fund.

FUND FEES AND EXPENSES. The Board reviewed and considered the Fund's contractual management fee rate and expense ratio relative to industry averages for the Fund's peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Board noted that the mix of services under the Management Agreement are much more extensive than those under the advisory agreements for non-fund clients. The Independent Directors recognized that the management fee paid by the Fund was marginally lower than average for its peer group and concluded that the fee was acceptable based upon the qualifications, experience, reputation and performance of the Adviser, recognizing the fact that the Fund's overall expense ratio is higher than the peer group average.

PROFITABILITY. The Board received and considered information regarding the Adviser's overall profitability and costs, and pro forma estimates of the Adviser's profitability and costs attributable to the Fund (i) as part of the Gabelli fund complex and (ii) assuming the Fund constituted the Adviser's only investment company under its management. The Independent Directors also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund, and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to recently-enacted regulatory requirements and new or enhanced Fund policies and procedures. The Board concluded that the Adviser's profitability was at an acceptable level.

ECONOMIES OF SCALE. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board noted that economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that fund-level economies of scale may not necessarily result in Adviser-level economies of scale. The Board was aware that the Adviser waives fees attributable to the liquidation value of the preferred shares if the total return of the common shares does not exceed a specified amount, and concluded that there was an appropriate sharing of economies of scale.

The Board also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that it currently was reasonable.

OTHER BENEFITS TO THE ADVISER. The Board also received and considered information regarding the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Board considered the brokerage commissions paid to an affiliate of the Adviser. The Board concluded that potential "fall-out" benefits that the Adviser and its affiliates may receive, such as affiliated brokerage commissions, greater name recognition or increased ability to obtain research services, appear to be reasonable.

CONCLUSIONS. As discussed above, the Board reviewed detailed materials received from the Adviser as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least in each of its regular meetings, which include, among other things, Fund performance reports.

As a part of its decision-making process, the Board noted that the Adviser has managed the Fund since its inception, and the Board believed that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Board considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Board concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies.

In considering the Management Agreement, the Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the Board's judgment that shareholders had received over the long term satisfactory absolute and relative performance at reasonable fees. After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Management Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Management Agreement.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

      It is the policy of The Gabelli Global Multimedia Trust Inc. ("Trust") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                                  c/o EquiServe
                                 P.O. Box 43010
                            Providence, RI 02940-3010

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at (800) 336-6983.

      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Trust valued at market price. If the Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43010, Providence, RI 02940-3010 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Trust.

                             DIRECTORS AND OFFICERS
                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,
   GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
   PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
   FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT
   PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
   MEDICAL DIRECTOR,
   LAWRENCE HOSPITAL

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS
Bruce N. Alpert
   PRESIDENT & TREASURER

Peter D. Goldstein
   CHIEF COMPLIANCE OFFICER

Laurissa M. Martire
   VICE PRESIDENT

James E. McKee
   SECRETARY

LoAn P. Nguyen
   VICE PRESIDENT & OMBUDSMAN

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

COUNSEL
Willkie Farr & Gallagher LLP

STOCK EXCHANGE LISTING

                                          6.00%
                              Common    Preferred
                              ------    ---------
NYSE-Symbol:                   GGT       GGT PrB
Shares Outstanding:         14,066,253   993,100

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may, from time to time, purchase shares of its common stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Multimedia Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              ONE CORPORATE CENTER
                               RYE, NY 10580-1422
                                 (914) 921-5070
                                 WWW.GABELLI.COM

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2005

                                                                    GGT-SA-Q2/05

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES


=============================================================================================================================
                                                                (C) TOTAL NUMBER OF          (D) MAXIMUM NUMBER (OR
                                                                  SHARES (OR UNITS)        APPROXIMATE DOLLAR VALUE) OF
            (A) TOTAL  NUMBER OF                                PURCHASED AS PART OF        SHARES (OR UNITS) THAT MAY
              SHARES (OR UNITS)      (B) AVERAGE PRICE PAID      PUBLICLY ANNOUNCED         YET BE PURCHASED UNDER THE
 PERIOD          PURCHASED             PER SHARE (OR UNIT)        PLANS OR PROGRAMS              PLANS OR PROGRAMS
=============================================================================================================================
Month #1     Common - N/A              Common - N/A               Common - N/A               Common - 14,170,253
01/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
01/31/05
=============================================================================================================================
Month #2     Common - 18,600           Common - $10.6343          Common - 18,600            Common - 14,170,253 -
02/01/05                                                                                     18,600 = 14,151,653
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A
02/28/05                                                                                     Preferred Series B - 993,100
=============================================================================================================================
Month #3     Common - 35,600           Common - $10.5363          Common - 35,600            Common - 14,151,653 -
03/01/05                                                                                     35,600 = 14,116,053
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A
03/31/05                                                                                     Preferred Series B - 993,100
=============================================================================================================================
Month #4     Common - 20,000           Common - $10.0608          Common - 20,000            Common - 14,116,053 -
04/01/05                                                                                     20,000 = 14,096,053
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A
04/30/05                                                                                     Preferred Series B - 993,100
=============================================================================================================================
Month #5     Common - 9,800            Common - $9.8774           Common - 9,800             Common - 14,096,053 -
05/01/05                                                                                     9,800 = 14,086,253
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A
05/31/05                                                                                     Preferred Series B - 993,100
=============================================================================================================================
Month #6     Common - 20,000           Common - $10.0431          Common - 20,000            Common - 14,086,253 -
06/01/05                                                                                     20,000 = 14,066,253
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A
06/30/05                                                                                     Preferred Series B - 993,100
=============================================================================================================================
Total        Common -104,000           Common - $10.3054          Common - 104,000           N/A

             Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A
=============================================================================================================================


Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.

     Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.


     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications  pursuant to Rule 30a-2(b)  under  the  1940  Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        The Gabelli Global Multimedia Trust Inc.
            --------------------------------------------------------------------


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     September 7, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer & Principal Financial Officer

Date     September 7, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.